Employees' Retirement and Defined Contribution Plans	12 Months Ended
May. 02, 2015
Employees' Retirement and Defined Contribution Plans
8.	Employees’ Retirement and Defined Contribution Plans

As of December 31, 1999, substantially all employees of the Company were covered under a noncontributory defined benefit pension plan (the Pension Plan). As of January 1, 2000, the Pension Plan was amended so that employees no longer earn benefits for subsequent service. Effective December 31, 2004, the Barnes & Noble.com Employees’ Retirement Plan (the B&N.com Retirement Plan) was merged with the Pension Plan. Substantially all employees of Barnes & Noble.com were covered under the B&N.com Retirement Plan. As of July 1, 2000, the B&N.com Retirement Plan was amended so that employees no longer earn benefits for subsequent service. Subsequent service continues to be the basis for vesting of benefits not yet vested at December 31, 1999 and June 30, 2000 for the Pension Plan and the B&N.com Retirement Plan, respectively. The actuarial assumptions used to calculate pension costs are reviewed annually. Pension expense was $10,434, $2,465 and $2,836 for fiscal 2015, fiscal 2014 and fiscal 2013, respectively.

On June 18, 2014, the Company’s Board of Directors approved a resolution to terminate the Pension Plan. The Pension Plan termination was effective November 1, 2014. As a result of the Pension Plan termination, pension liability and other comprehensive loss increased by $15,747, before tax, during the 13 weeks ended August 2, 2014. It is expected to take 18 to 24 months to complete the termination from the date of the approved resolution to terminate the Pension Plan. The pension liability will be settled in either a lump sum payment or a purchased annuity. A special lump sum opportunity was offered to terminated vested participants in the Pension Plan during the 13 weeks ended November 1, 2014, which triggered settlement accounting in the period ending January 31, 2015. The settlement represents 735 participants who elected to receive a lump sum of their benefit, totaling $15,190. The distributions primarily took place in December 2014 and resulted in a settlement charge of $7,317, which was reclassified from other comprehensive income to selling and administrative expenses during fiscal 2015. The net impact of the Pension Plan termination, special lump sum opportunity, settlement accounting and remeasurement and regular plan experience, was an increase in pension liability of $3,062 and a decrease in other comprehensive income of $6,503, before tax, in fiscal 2015. There will be another lump sum opportunity available to the remaining 2,300 active and terminated vested participants at the final Pension Plan termination distribution date. Currently, there is not enough information available to determine the ultimate charge of the termination. The actuarial assumptions used to calculate pension costs are typically reviewed annually. In light of the resolution to terminate the Pension Plan, the assumptions used to calculate the pension costs were reviewed during the 13 weeks ended August 2, 2014. In addition, due to the required settlement, the assumptions were again reviewed during the 13 weeks ended January 31, 2015.

The Company maintains a defined contribution plan (the Savings Plan) for the benefit of substantially all employees. Total Company contributions charged to employee benefit expenses for the Savings Plan were $16,270, $16,744 and $15,902 during fiscal 2015, fiscal 2014 and fiscal 2013, respectively. In addition, the Company provides certain health care and life insurance benefits (the Postretirement Plan) to certain retired employees, limited to those receiving benefits or retired as of April 1, 1993. Total Company contributions charged to employee benefit expenses for the Postretirement Plan were $52, $44 and $0 during fiscal 2015, fiscal 2014 and fiscal 2013, respectively.